SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Emisphere Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EMISPHERE TECHNOLOGIES, INC.

765 Old Saw Mill River Road
Tarrytown, New York 10591

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2004

Tarrytown, New York
April 16, 2004

          Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Emisphere Technologies, Inc., a Delaware corporation (the “Company” or “Emisphere”), to be held on Thursday, May 20, 2004 at 10:00 a.m. at the Westchester Conference Room at the Landmark, located at 777 Old Saw Mill River Road, Tarrytown, New York for the following purposes:

          1.          To consider the election of two (2) directors for a term expiring at the third succeeding annual meeting of stockholders after their election and to consider the election of two (2) directors for a term expiring at the second succeeding annual meeting of stockholders after their election;

2. To consider the ratification of the audit committee’s selection of PricewaterhouseCoopers LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004;

          3.          To consider a proposal to amend and restate the Company’s 2000 Stock Option Plan (the “2000 Plan”) providing for an increase in the maximum number of shares, of our $0.01 par value Common Stock, available for issuance thereunder by 900,000 shares;

          4.          To consider a proposal to amend and restate the Company’s Stock Option Plan for Outside Directors (the “Director Stock Plan”) providing for the ability to grant nondiscretionary awards of restricted stock; and

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          In addition, at the Annual Meeting, the Company’s management will discuss the Company’s performance during the fiscal year ended December 31, 2003.

          Only those stockholders of record at the close of business on Wednesday March 24, 2004 will be entitled to receive notice of, and vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during the ten (10) days prior to the Annual Meeting at our principal offices located at 765 Old Saw Mill River Road, Tarrytown, New York 10591.

          The board of directors appreciates and encourages stockholder participation in our Annual Meeting and looks forward to your attendance.  It is important that your shares be represented, whether or not you choose to attend the meeting. Registered stockholders can vote their shares (a) via the Internet; or (b) by using a toll-free telephone number; or (c) by completing, signing, dating and mailing the enclosed proxy card promptly using the enclosed envelope; or (d) by voting your shares at the meeting in person. Instructions for using these convenient services appear on the enclosed proxy card. Proxy votes are tabulated by an independent agent appointed by the Company, and reported at the Annual Meeting.  The proxy is revocable by you at any time prior to its exercise. Your prompt attention to the proxy will be of assistance in preparing for the Annual Meeting. Your cooperation related to this matter is appreciated.

By order of the Board of Directors,

Michael M. Goldberg, M.D.
Chairman of the Board of Directors
 and Chief Executive Officer

EMISPHERE TECHNOLOGIES, INC.

765 Old Saw Mill River Road
Tarrytown, New York 10591

PROXY STATEMENT

          GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the Purpose of this Proxy Statement?

          This Proxy Statement (the “Proxy Statement”) and the enclosed Proxy Card (the “Proxy Card”) are furnished to all stockholders of record of Emisphere Technologies, Inc., which we sometimes refer to as the “Company,” or “Emisphere,” as of the close of business on March 24, 2004, in connection with the solicitation of proxies on behalf of the board of directors for use at the Annual Meeting of Stockholders on Thursday May 20, 2004 (the “Annual Meeting”).

          This Proxy Statement and accompanying form of Proxy are being mailed to stockholders on or about April 16, 2004. The information included in the Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information.  Copies of our 2003 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “2003 Fiscal Year”) are being mailed with this Proxy Statement, but are not incorporated herein by reference and should not be deemed to be part of the Proxy Statement.

Who can attend the Annual Meeting and who is entitled to vote?

          All stockholders of the Company as of the record date, March 24, 2004, their authorized representatives and guests of Emisphere will be able to attend the Annual Meeting.

          All holders of record of Emisphere’s $0.01 par value Common Stock, which we sometimes refer to as the “Common Stock,” at the close of business on March 24, 2004 (the “Record Date”) will be entitled to vote at the 2004 Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.  As of the close of business on the Record Date, there were approximately 18,324,529 shares of Common Stock outstanding and entitled to vote.  The presence, either in person or by proxy, of persons entitled to vote a majority of our outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes are counted for purposes of determining a quorum.  Abstentions are counted as if they were “no” votes in tabulations of the votes cast, whereas broker non-votes, are not considered as having voted for the purposes of determining the outcome of a vote.  Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.

 What proposals will be voted upon at the Annual Meeting?

          The Annual Meeting has been called to consider and take action on the following items:

          1.          The election of the Director Nominees Howard M. Pack and Arthur Dubroff as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class II Directors) and the election of Michael E. Black and Dr. Stephen K. Carter as directors for a term expiring at the second succeeding annual meeting of stockholders after their election (Class I Directors);

2. The ratification of the audit committee’s selection of PricewaterhouseCoopers LLP (“PWC”) to serve as Emisphere’s independent auditors for the fiscal year ending December 31, 2004;

3. The proposed amendment and restatement of the 2000 Plan, which provides for an increase in the maximum number of shares of Common Stock available for issuance thereunder by 900,000 shares;

4. The proposed amendment and restatement of the Director Stock Plan, which provides for the ability to grant nondiscretionary awards of restricted stock; and

5. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

What are the board of directors’ voting recommendations with respect to the proposals to be voted at the Annual Meeting?

          The board of directors recommends a vote:

          • “FOR” the election of the Class II Director Nominees as directors for the terms expiring at the third succeeding annual meeting of stockholders after their election and “FOR” the election of the Class I Director Nominees as directors for the terms expiring at the second succeeding annual meeting of stockholders after their election;

          • “FOR” the ratification of the audit committee’s selection of PricewaterhouseCoopers LLP to serve as Emisphere’s independent auditors for the fiscal year ending December 31, 2004;

          • “FOR” the amendment and restatement of the 2000 Plan; and

          • “FOR” the amendment and restatement of the Director Stock Plan.

          If any other matter is properly presented at the Annual Meeting or any adjournments or postponements thereof, your proxy will be voted in accordance with the discretion of the person holding the proxy.  At the time this Proxy Statement went to press, Emisphere knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

How do I vote in person?

          If you plan to attend the Annual Meeting on May 20, 2004, please bring proof of identification and the enclosed Proxy Card.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

          If you are a registered holder as of the Record Date, you can vote your proxy via the Internet, by telephone, by mail or in person at the Annual Meeting on May 20, 2004.

          If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide you. If you wish to vote in person at the Annual Meeting, you must first obtain from the record holder a proxy issued in your name.

How do I vote via the Internet?

          If you wish to vote via the Internet, follow the Internet voting instructions located on your Proxy Card.  A control number, located on the Proxy Card, is designated to verify your identity and allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote via telephone?

          If you wish to vote via telephone, use the toll-free telephone number found on the Proxy Card and follow the voting instructions located on the Proxy Card.  A control number, located on the Proxy Card, is designated to verify your identity, allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote my shares?

          If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the Proxy Card. Please review the voting instructions on the Proxy Card and read the entire text of the proposals. Please review the recommendation of the board of directors in the Proxy Statement prior to marking your vote.

          If your Proxy Card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the board of directors on that proposal. That recommendation is shown for each proposal on the Proxy Card.

What constitutes a quorum?

          As of the Record Date, 18,324,529 shares of Common Stock were outstanding.  A majority of the total number of our outstanding shares present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Who counts the vote?

          Tabulation of proxies and the votes cast at the meeting are conducted by an independent agent appointed by Emisphere and certified by an independent inspector of election.

May I revoke my proxy?

          You may revoke your Proxy at any time before it is voted at the Annual Meeting by taking one of the following three actions: (i) by giving timely written notice of the revocation to the Secretary of the Company; (ii) by executing and delivering a Proxy with a later date; or (iii) by voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

What vote is required to approve each proposal?

          A plurality of the votes cast at the Annual Meeting is required to elect the Director Nominees. The affirmative vote of holders of a majority of the shares present in person or by proxy is required for the ratification of the appointment of PWC as independent auditors for 2004 and for the approval and adoption of the proposals to amend and restate the 2000 Plan and the Director Stock Plan.

          At the Annual Meeting, abstentions will be counted as votes cast on proposals presented to stockholders, but broker non-votes will not be considered votes cast and the shares represented by broker non-votes with respect to any proposal will be considered present but not eligible to vote on such proposal.  Abstentions and broker non-votes will have no effect on the Director Nominees, which is by plurality vote, but abstentions will, in effect, be votes against the ratification of the appointment of PWC as independent auditors for 2004 and for the approval and adoption of the proposals to amend and restate the 2000 Plan and the Director Stock Plan, as these items require the affirmative vote of a majority of the shares present and eligible to vote on such items.

Who bears the cost of soliciting the proxies?

          We will pay all costs of preparing, assembling, printing and distributing the proxy materials.  We have retained Mellon Human Resources and Investor Solutions to assist in soliciting proxies for a fee, plus reasonable out-of-pocket expenses.  We may solicit proxies on behalf of the board of directors through the mail, in person, and by telecommunications. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Where are Emisphere’s Executive Offices?

          Our principal executive offices are located at 765 Old Saw Mill River Road, Tarrytown, New York 10591 and our telephone number is (914) 347-2220.

How can I get additional information about Emisphere?

          We will, upon written request of any stockholder, furnish without charge a copy of this Proxy Statement and our Annual Report on Form 10-K for the 2003 Fiscal Year, as filed with the Securities and Exchange Commission, which we sometimes refer to as the “SEC.” Please address your requests to Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591 Attention: Secretary.  Electronic copies of this Proxy Statement, the 2003 Annual Report and the Company’s Annual Report on Form 10-K for the 2003 Fiscal Year are located within the Investor Relations section of our website at www.emisphere.com.  The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

          If you wish, you can access future proxy statements and annual reports on the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option by marking the appropriate box on your Proxy Card or by following the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a Proxy Card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise.

          If you are a beneficial owner, and your shares are held in a stock brokerage account or by a bank or other nominee, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future proxy statements and annual reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the Proxy Statement and Annual Report.

          Emisphere is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require that the Company’s Annual Report on Form 10-K, the Proxy Statement and other information be filed with the SEC. These filings may be inspected and copied at the public reference facilities of the SEC. Call (800) SEC-0330 for more information regarding public reference facilities.  Copies of the material may also be obtained upon request and upon payment of the appropriate fee from the Public Reference Section of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.  In addition, the SEC maintains a worldwide Website on the Internet that contains reports, proxy and information statements, as well as other information regarding registrants that file electronically with the SEC, including our Company.  The SEC’s worldwide web site address is “www.sec.gov.”

Householding of Annual Meeting Materials

          Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our Proxy Statement and Annual Report to Stockholders may have been sent to multiple stockholders in each household.  We will promptly deliver a separate copy of either document to any stockholder upon written or oral request made to our Investor Relations Department, Emisphere Technologies, 765 Old Saw Mill River Road, Tarrytown, New York 10591, telephone: (914) 347-2220.  Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, must make an election on the proxy card or contact the stockholder’s bank, broker, or other nominee record holder. Stockholders may also contact us at the above address and phone number with their election.

BOARD OF DIRECTORS

          Our business is managed by the board of directors.  It is the paramount duty of the board of directors to oversee the Chief Executive Officer and other senior management in the competent and ethical operation of the Company and to assure that the long-term interests of the stockholders are being served. To satisfy this duty, our directors take a proactive, focused approach to their position, and set standards to ensure that the Company is committed to business success through maintenance of the highest standards of responsibility and ethics.  The board of directors is kept advised of our business through regular verbal or written reports, board of directors meetings, and analysis and discussions with the Chief Executive Officer and other officers of the Company.

          Members of the board of directors bring to us a wide range of experience, knowledge and judgment. These varied skills mean that governance is far more than a “check the box” approach to standards or procedures. Our governance organization is designed to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

          The board of directors has affirmatively determined that Messrs. Michael E. Black, Arthur Dubroff, Robert J. Levenson, Howard M. Pack, and Dr. Stephen K. Carter, are independent directors within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc. (“NASD”).  The non-employee directors meet in separate sessions (in the absence of Dr. Michael M. Goldberg) at the conclusion of each board meeting and at other times as deemed necessary by the independent directors.

Committees of the Board of Directors

          The board of directors has established an audit committee, a compensation committee and a governance and nominating committee. Each of the committees of the board of directors acts pursuant to a separate written charter adopted by the board of directors.

          The audit committee is currently comprised of Messrs. Robert J. Levenson, Michael E. Black and Arthur Dubroff, the Chairman of the audit committee.  All of the members of the audit committee are independent within the meaning of Rule 4200 of the NASD and all of the members are independent directors under the NASD’s audit committee structure and membership requirements.  The board of directors has determined that Arthur Dubroff, the chairman of the audit committee, is an “audit committee financial expert,” within the meaning of item 401(h) of Regulation S-K. The audit committee’s responsibilities and duties are summarized in the report of the audit committee and in the amended audit committee charter attached as Appendix A to this Proxy Statement.

          The compensation committee is currently comprised of Messrs. Robert J. Levenson (the chairman of the compensation committee), Michael E. Black, Howard M. Pack and Dr. Stephen K. Carter.  All of the members of the compensation committee are independent within the meaning of Rule 4200 of the NASD, “non-employee” directors within the meaning of the rules of the Securities and Exchange Commission and “outside” directors within the meaning set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The compensation committee’s responsibilities and duties are summarized in the report of the compensation committee and in the compensation committee Charter included as Appendix B to this Proxy Statement.  There were no interlocks or insider participation between any member of our board or compensation committee and any member of the board or compensation committee of any other company.

          The governance and nominating committee is currently comprised of Mr. Michael E. Black (the chairman of the governance and nominating committee), Dr. Stephen K. Carter and Mr. Robert J. Levenson.  All of the members of the governance and nominating committee are independent within the meaning of Rule 4200 of the NASD. The governance and nominating committee’s responsibilities and duties are set forth in the governance and nominating committee charter included as Appendix C to this Proxy Statement.  Among other things, the governance and nominating committee is responsible for recommending to the board the nominees for election to our board of directors and the identification and recommendation of candidates to fill vacancies occurring between annual stockholder meetings. Until he resigned from the governance and nominating committee on April 1, 2004, Dr. Mark I. Greene served as the chairman of the committee. Based on the applicable SEC and NASDAQ rules effective as of November 4, 2003, Dr. Greene was not considered an independent director since, as disclosed in our Annual Report on Form 10K for year ended December 31, 2001, Dr. Greene received an $80,000 payment from us in 2001. This payment was made in lieu of exercising expiring options granted by us to Dr. Greene in 1991, which were initially granted as payment for consulting work that he performed during that year.

The table below provides membership information for each board committee.

Name	Board	Audit	Compensation	Governance and Nominating

Michael M. Goldberg, M.D. (3)	X*
Robert J. Levenson (3)	X	X	X*	X
Howard M. Pack (2)	X		X
Arthur Dubroff (2)	X	X*
Stephen K. Carter, M.D. (1)	X		X	X
Michael E. Black (1)	X	X	X	X*
Mark I. Greene, M.D., Ph.D. (4)	X

* Chair
          (1) Class I directors:  Term as director is expected to expire in 2006
          (2) Class II directors:  Term as director is expected to expire in 2007
          (3) Class III directors:  Term as director is expected to expire in 2005
          (4) Term as director will expire at the Annual Meeting

Meetings Attendance

          During the 2003 Fiscal Year, our board of directors held ten (10) meetings. Each director attended 75 percent or more of the aggregate number of board of directors meetings and committees of which he was a member that were held during the period of his service as a director.

          The audit committee met eight (8) times during the 2003 Fiscal Year.

          The compensation committee met eight (8) times during the 2003 Fiscal Year.

          The governance and nominating committee met three (3) times during the 2003 Fiscal Year.

          The Company does not have a formal policy regarding attendance by members of the board of directors at the Company’s annual meeting of stockholders, although it does encourage attendance by the directors.  Historically, more than a majority of the directors have attended the annual meeting.  For example, Messrs. Pack, Levenson and Goyan, three of our five non-employee directors, attended our 2003 annual meeting of stockholders.

Code of Conduct for Officers and Employees and Code of Business Conduct and Ethics for Directors

          In 2003, we adopted a Code of Conduct that applies to all of our officers and employees, including our Chief Executive Officer, Chief Financial Officer and all other finance and accounting personnel, that complies with the requirements for a company code of ethics for financial officers that were promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).  In 2004, the board of directors adopted a code of business conduct and ethics for directors that applies to the members of our board of directors. The directors will be surveyed annually regarding their compliance with the policies as set forth in the Code of Conduct for Directors. The Code of Conduct and the Code of Business Conduct and Ethics for Directors are available on the Corporate Governance section of our website at www.emisphere.com.   The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.  We intend to disclose on our website any amendment to, or waiver of, a provision of the Code of Conduct and the Code of Business Conduct and Ethics for Directors.

Stockholder Communications

          We have established an Investor Relations Office for all stockholder inquiries and communications.  The Investor Relations Office facilitates the dissemination of accurate and timely information to our stockholders. In addition, the Investor Relations Office ensures that outgoing information is in compliance with applicable securities laws and regulations. All investor queries should be directed as set forth in our policy for “Stockholder and Other Communication to the Board” filed as Appendix D to this Proxy Statement.

ELECTION OF DIRECTORS

          Nominations for the election of directors may be made by the board of directors or the governance and nominating committee. The committee did not reject any candidates recommended within the preceding year by a beneficial owner of, or from a group of security holders that beneficially owned, in the aggregate, more than five per cent (5%) of the Company’s voting stock.

          Although it has no formal policy regarding stockholder nominees, the governance and nominating committee believes that stockholder nominees should be viewed in substantially the same manner as other nominees. Stockholders may make a recommendation for a nominee by complying with the notice procedures set forth in our by-laws. The governance and nominating committee will give nominees recommended by stockholders in compliance with these procedures the same consideration that it gives to any board recommendations. To date, we have not received any recommendations from stockholders requesting that the nominating and governance committee (or any predecessor) consider a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement, and the Director Nominees have been nominated by the governance and nominating committee.

          To be considered by the Committee, a director nominee must have broad experience at the strategy/policy-making level in a business, government, education, technology or public interest environment, high-level managerial experience in a relatively complex organization or experience dealing with complex problems. In addition, the nominee must be able to exercise sound business judgment and provide insights and practical wisdom based on experience and expertise, possess proven ethical character, be independent of any particular constituency, and be able to represent all stockholders of the Company.

          The Committee will also evaluate whether the nominee’s skills are complementary to the existing board member’s skills, and the board’s needs for operational, managerial, financial, technological or other expertise; and whether the individual has sufficient time to devote to the interests of Emisphere.  The prospective board member cannot be a board member or officer at a competing company nor have relationships with same. He/she must be clear of any investigation or violations that would be perceived as affecting the duties and performance of a director.

          The nominating and governance committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service.  Current members of the board with skills and experience that are relevant to the business and who are willing to continue in service are considered for nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective.  If any member of the board does not wish to continue in service, or if the nominating and governance committee or the board decides not to nominate a member for election, the nominating and governance committee identifies the desired skills and experience of a new nominee, and discusses with the board suggestions as to individuals that meet the criteria.  In addition, the nominating and governance committee engaged Heidrick and Struggles International, a search firm, to help identify and facilitate the assessment and selection of director nominees, and, during the 2003 Fiscal Year, paid the firm approximately ten thousand dollars in connection with this engagement.

Compensation of Non-Employee Directors

          A director who is a full-time employee of the Company receives no additional compensation for his services as a director. With respect to all other directors (“non-employee directors”), the Company’s philosophy is to provide competitive compensation and benefits necessary to attract and retain high-quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of stockholders.

          Compensation Structure prior to April 1, 2004. Under our Director Stock Plan, each non-employee director received, upon appointment, a stock option to purchase 35,000 shares of our Company’s Common Stock. On the fifth anniversary of his appointment, and every three (3) years thereafter, such director had the right to receive a stock option to purchase 21,000 shares of Common Stock.

          In addition, through September 30, 2002, for each board meeting attended, non-employee directors had the right to receive, under our Directors’ Deferred Compensation Stock Plan, shares of Common Stock, based on a fee of $1,000 and the closing price of the Common Stock on the date of the meeting. Emisphere maintains a “share account” for each eligible director and is obligated to issue the shares within six months of a director’s retirement from the board or other termination as a director. Through December 31, 2003, Dr. Greene and Messrs. Pack and Levenson earned the right to receive 1,602, 2,412 and 2,296 shares, respectively in accordance with the Directors’ Deferred Plan, following their termination of service to the board of directors.  Emisphere, in January 2003 issued

923 shares of Common Stock to Mr. Hutt (who resigned in 2002) and in December 2003, 1,602 shares to Dr. Goyan and 2,024 shares to Dr. Robinson (both of whom resigned from the board in November of 2003).

          Commencing October 1, 2002, a new compensation plan was approved and adopted by the board of directors. The following sets forth information regarding the compensation of the non-employee members of the board of directors and committees thereof prior to April 1, 2004:

•	Stock option to purchase 35,000 shares of Common Stock upon appointment to the board granted under the Director Stock Plan (the “Initial Grant”);

•	Stock option to purchase 21,000 shares of Common Stock on the 5th anniversary and every three (3) years thereafter granted under the Director Stock Plan (the “Additional Grants”);

•	$16,000 annual board retainer paid quarterly (the “Annual Board Retainer”);

•	$3,000 annual committee retainer paid quarterly;

•	$1,000 per board meeting fee (the “Board Meeting Fees”);

•	$1,000 per committee meeting fee, unless the meeting is held on the same day as another board meeting and is less than 2 hours, or less than 15 minutes on a different date; and

•

$1,500 payable to the chairperson of each committee as a committee meeting fee, unless the meeting is held on the same day as a board meeting and is less than 2 hours, or less than 15 minutes on a different date.

          Each non-employee director may elect to take up to one half of his annual board retainer in deferred stock instead of cash based on an annual election (under the Directors’ Deferred Compensation Stock Plan).

          Prior to April 1, 2004, all grants made under the Director Stock Plan vest at the rate of 7,000 stock options per year. Mr. Pack and Dr. Greene have been granted options to purchase shares under an earlier plan in effect prior to January 29, 1997. In the event that the holder of an option ceases to serve as a director, other than due to his or her death, the option may be exercised with respect to the fully vested shares within six (6) months after termination of directorship and will terminate immediately with respect to all unvested shares.  In the event that the holder of an option ceases to serve as a director due to death, the option may be exercised with respect to fully vested shares within one year thereafter. A director who holds an option and ceases to serve as a director of the Company and immediately thereafter serves as an “emeritus director” of the Company on or after April 1, 2004, including Dr. Greene, will be permitted to exercise an option, to the extent exercisable at such time as the director ceases to be a director of the Company, until the later of six (6) months after the director ceases to serve as: (i) a director of the Company; and (ii) an “emeritus director.” The foregoing sentence applies to all outstanding options granted under the Director Stock Plan to holders who are directors of the Company on April 1, 2004, and future options granted thereunder, unless otherwise provided in the applicable option agreement. As of December 31, 2003, there are 184,000 shares available for future grants under the Director Stock Plan.

          Non-employee directors are also reimbursed for actual expenses in connection with attendance at board and committee meetings.

          Proposed Amendment and Restatement. Commencing April 1, 2004, the following changes are effective with respect to the compensation of the non-employee members of the board of directors:

•

In lieu of the Initial Grant and the Additional Grants, under the Director Stock Plan each non-employee director will be granted a stock option to purchase 7,000 shares of the Common Stock on the date of each regular annual stockholders’ meeting, provided that he or she is an eligible director on each grant date. The stock options will vest on the six (6) month anniversary of the applicable grant date provided the director continuously serves as a director from the grant date through such vesting date. Notwithstanding the foregoing, any director that holds any unvested stock options as a result of the Initial Grant and the Additional Grants will not be eligible to receive any stock options described in this paragraph unless and until all stock options received pursuant to the Initial Grant and the Additional Grants fully vest. All other terms of the stock options described above apply to these stock options.

•

In recognition of the increased role and responsibility of the board of directors and market trends, the Annual Board Retainer will be increased to $20,000, but 50% of such amount will be paid in cash in quarterly installments and, if approved by stockholders, the remaining 50% will be paid in shares of restricted stock granted under the Director Stock Plan on the date of each regular annual stockholders’ meeting, provided the director is an eligible director on each grant date. The number of shares of restricted stock granted would be determined by dividing 50% of the Annual Board Retainer (i.e., $10,000) by the

closing price of the Common Stock on the grant date. The shares of restricted stock will vest on the six (6) month anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date.

•	The Board Meeting Fees will no longer be paid.

•	The committee and chairperson fees will continue to be paid as described above.

          The table below summarizes the options granted to our non-employee directors through March 31, 2004.

Non-employee directors	Date of Grant	Number of Shares (1)		Exercise Price

Mark I. Greene.	10/2/95	70,000	(2)	$8.625
	3/22/01	21,000		13.875
	5/10/02	2,000		14.040
Howard M. Pack.	4/29/92	70,000	(2) (3)	$13.000
	4/28/97	21,000		$13.750
	4/28/00	21,000		$41.060
	5/10/02	35,000		$13.000
	4/28/03	21,000		$2.890
Robert J. Levenson.	9/11/98	35,000		$6.125
	9/11/03	21,000		$5.780
Arthur Dubroff.	9/12/03	35,000		$6.190
Stephen K. Carter.	12/11/03	35,000		$5.750
Michael E. Black.	12/11/03	35,000		$5.750

(1)	Unless indicated otherwise, all options referenced in this table were granted under the Director Stock Plan, as currently in effect.

(2)	Options granted prior to January 29, 1997.

(3)

35,000 options granted on April 29, 1992 that were not exercised, expired on April 29, 2002.  New options were granted on May 10, 2002 for the same number of shares and at the same exercise price as the expired options.

PROPOSAL 1:   ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

          Our board of directors is currently comprised of seven (7) members and is divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders. Dr. Mark. I. Greene has decided not to continue to serve as a director and his term as a director will expire at the Annual Meeting. However, our board of directors has appointed Dr. Greene as an emeritus director, who will be permitted to attend the meetings of the board of directors but will not be entitled to vote on any matter. Consequently, following the Annual Meeting our board of directors will be comprised of six (6) members and will continue to be divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders.

          Our Class II directors whose term is expiring at the Annual Meeting, other than Dr. Greene, have been nominated by the board of directors for election at the Annual Meeting for a term expiring at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. At the recommendation of our governance and nominating committee, Mr. Howard M. Pack and Mr. Arthur Dubroff have been nominated for a three year term expiring in 2007. The proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Class II Director Nominees.  All of the Class II Director Nominees have consented to be named and, if elected, to serve.  In the event that any of the Class II Director Nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other Class II nominees.  Proxies cannot be voted for a greater number of persons than the number of Class II nominees named.

          Our Class I directors have been nominated by the board of directors for election at the Annual Meeting for a term expiring at the second succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. At the recommendation of our governance and nominating committee, Mr. Michael E. Black and Dr. Stephen K. Carter have been nominated for election for a two year term expiring in 2006. The proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Director Nominees.  All of the Class I Director Nominees have consented to be named and, if elected, to serve.  In the event that any of the Class I Director Nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other Class I nominees. Proxies cannot be voted for a greater number of persons than the number of Class I nominees named.

Voting

          The nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as directors.

          The board of directors deems the election of Mr. Howard M. Pack and Mr. Arthur Dubroff, as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class II Directors), and the election of Mr. Michael E. Black and Dr. Stephen K. Carter for a term expiring at the second succeeding annual meeting of stockholders after their election (Class I Directors), to be in the best interest of Emisphere and its stockholders and recommends a vote “FOR” their election.

Information Concerning Director Nominees, Continuing Directors and Executive Officers

          Information regarding the Director Nominees, those directors serving unexpired terms, and our current Executive Officers including their respective age, the year in which each first joined the Company and their principal occupations or employment during the past five years, follows:

Name	Age	Year Joined Emisphere	Position with the Company

Michael M. Goldberg, M.D.	45	1990	Chairman of the Board of Directors and Chief Executive Officer
Howard M. Pack	85	1986	Director
Robert J. Levenson	62	1998	Director
Arthur Dubroff, C.P.A.	53	2003	Director
Stephen K. Carter, M.D.	66	2003	Director
Michael E. Black	57	2003	Director
Mark I. Greene, M.D., Ph.D.	55	1995	Director/Emeritus Director
Lewis H. Bender	45	1993	Senior Vice President, Business Development
Shepard M. Goldberg	48	1998	Senior Vice President, Operations
Steven M. Dinh, Sc.D.	48	1999	Vice President, Research and Technology Development
Elliot M. Maza, J.D., C.P.A.	48	2003	Chief Financial Officer
Fredrick D. Cobb	57	2000	Corporate Controller

          Michael M. Goldberg, M.D. has served as Chairman of the board of directors of the Company since November 1991 and as Chief Executive Officer and a director since August 1990. In addition, Dr. Goldberg served as President from August 1990 to October 1995. Dr. Goldberg received a B.S. from Rensselaer Polytechnic Institute, an M.D. from Albany Medical College of Union University in 1982 and an M.B.A. from Columbia University Graduate School of Business in 1985. Under the terms of our employment agreement with him, Dr. Goldberg is to serve as our Chairman and Chief Executive Officer and is to be nominated to serve as a member of the board of directors.   He is also a first cousin of Shepard M. Goldberg, M.D., Emisphere’s Senior Vice President, Operations.

          Howard M. Pack has been nominated to be a director of the Company and has served as a director of the Company since our inception in 1986. He was Executive Vice President of Finance of Emisphere until he retired in October 1988.

          Robert J. Levenson has been a director of the Company since 1998. Since June 2000, he has been a managing member of Lenox Capital Group LLC. Prior to that time, he served as Executive Vice President of First Data Corporation. Before that he was Senior Executive Vice President and Chief Operating Officer of Medco Containment Services, Inc. and Group President of Automatic Data Processing, Inc.

          Arthur Dubroff, C.P.A. has been a director of the Company since 2003.  Mr. Dubroff is currently the Chief Financial Officer of Net2Phone, Inc. and was previously the Managing Principal of Turnberry Consulting, LLC. He has previously served as the Chief Financial Officer of Virtual Communities, Inc., and prior to that time was the Chief Financial Officer of Enhance Financial Services Group, Inc. Mr. Dubroff currently serves on the audit committee of  Kobren Insight Funds, a Massachusetts-based investment company.

          Stephen K. Carter, M.D. has been a director of the Company since 2003. From 1996-2000, Dr. Carter was the Senior Vice President of Clinical and Regulatory Affairs at Sugen, Inc. From 1995-1996, Dr. Carter served as a Senior Vice President of Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc.; from 1990-1995, Dr. Carter served as Senior Vice President of Worldwide Clinical Research and Development at Bristol-Myers Squibb. Co. Dr. Carter currently serves on the board of directors of Cytogen, Alfacell Corporation, Sopherion and Achillion.

          Michael E. Black has been a director of the Company since 2003. He is currently the Associate Vice Chancellor/Associate Dean for Administration and Finance and Chief Financial Officer of the School of Medicine at Washington University in St. Louis and from 1998 until 2004, he served as Vice Dean for Administration and Finance at the University of Pennsylvania School of Medicine.

          Mark I. Greene, M.D., Ph.D. has been a director of the Company since 1995. He has decided not to continue to serve as a director and was appointed by our board of directors, as of the Annual Meeting, to serve as an emeritus director. He has been the John Eckman Professor of Medical Science, School of Medicine at the University of Pennsylvania for more than five years. He currently is on the scientific board of Antisoma, and private biotechnology companies, including Tolerrx and Fulcrum.

          Lewis H. Bender joined the Company in 1993. He became Senior Vice President of Business Development in April 1997. Previously he was a Vice President of Business Development. Mr. Bender received a B.S. and an M.S. in chemical engineering from the Massachusetts Institute of Technology, an M.A. in international studies from the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania.

          Shepard M. Goldberg joined the Company in 1998.  He became Senior Vice President, Operations in 2001 and was previously Vice President of Operations.  Previously, he was President and owner of two regional distribution businesses. He received a B.S. in electrical engineering from Polytechnic Institute of New York and an M.B.A. from Adelphi University.  He is also a first cousin of Michael M. Goldberg, M.D., Emisphere’s Chairman and Chief Executive Officer.

          Steven M. Dinh, Sc.D. joined the Company in April 1999 and is the Vice President of Research Technology and Development.  He was previously Vice President and Chief Scientific Officer with Lavipharm Pharmaceuticals, Inc. Before joining us he held various research positions in transdermal product development and basic pharmaceutics research with Novartis Pharmaceuticals Corp., CIBA-Geigy Corporation and with E. I. DuPont de Nemours & Co. Dr. Dinh holds a Sc.D. in Chemical Engineering from the Massachusetts Institute of Technology.

          Elliot M. Maza, J.D., C.P.A. joined the Company in December 2003 as Chief Financial Officer. He was previously a partner at Ernst and Young LLP. Prior to that time, Mr. Maza served as a Vice President at Goldman Sachs Inc.; Mr. Maza previously practiced law at Sullivan & Cromwell. Mr. Maza received his J.D. degree from the University of Pennsylvania Law School in 1985 and his C.P.A. from the State of New Jersey in 1981.

          Fredrick D. Cobb joined the Company in August 2000 as director of Finance and then became Principal Financial Officer in August 2001. He currently serves as Corporate Controller of the Company. He was previously Vice President and Chief Financial Officer at MetaMorphix, Inc.  Mr. Cobb received his M.S. in Accounting from Seton Hall University and a B.S. degree in Management from Cornell University.

AUDIT COMMITTEE MATTERS

Audit Committee Report

          The audit committee operates under a written charter adopted by the board of directors. The audit committee has reviewed the relevant standards of the Sarbanes-Oxley Act, the revised rules of the SEC, and the new corporate governance listing standards of the NASD regarding committee policies. The board of directors adopted an amendment to the audit committee’s charter on February 5, 2004 to implement these new rules and standards. The committee intends to further amend its charter, if necessary, as the applicable rules and standards evolve to reflect any additional requirements or changes. You can access the latest charter at www.emisphere.com.  The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

          The audit committee is currently comprised of Messrs. Robert J. Levenson, Michael E. Black and Arthur Dubroff.  All of the members of the audit committee are independent within the meaning of Rule 4200 of the NASD and all of the members are independent directors under the NASD’s audit committee structure and membership requirements.  The board of directors has determined that Arthur Dubroff, the chairman of the audit committee, is an “audit committee financial expert,” within the meaning of item 401(h) of Regulation S-K.

          Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls over financial reporting.  PricewaterhouseCoopers LLP (“PWC”), the Company’s independent certified public accountants, audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States, and discuss with management any issues that they believe should be raised with management.  PWC’s ultimate accountability is to the board of directors of the company and to the audit committee, as representatives of the Company’s stockholders.

          The audit committee meets with management periodically to consider the adequacy of our internal controls over financial reporting and the objectivity of our financial reporting.  The audit committee discusses these matters with the appropriate Company financial personnel. In addition, the audit committee has discussions with management concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the SEC.

          On an as needed basis, the audit committee meets privately with PWC.  The audit committee also appoints the independent auditors, approves in advance their engagements to perform audit and any non-audit services and the fee for such services, and periodically reviews their performance and independence from management.  In addition, when appropriate, the audit committee discusses with PWC plans for the audit partner rotation required by the Sarbanes-Oxley Act.

          Pursuant to its charter, the board of directors appoints at least three members (who meet the independence and experience requirements of the NASD, as they may be amended from time to time) to the audit committee to assist the board in, among other things, monitoring and reviewing (i) our financial statements, (ii) our compliance with legal and regulatory requirements and (iii) the independence, performance and oversight of our independent auditors. Each of the Committee’s members satisfies the definition of an independent director as established by the NASD. During the year 2003, in accordance with Section 407 of the Sarbanes-Oxley Act, the Company determined that Arthur Dubroff is an audit committee financial expert. Under the Charter, the audit committee is required to make regular reports to the board.

          During the 2003 Fiscal Year, the audit committee of the board of directors reviewed and assessed:

•	the adequacy of its charter, and recommended changes to the board for its approval;

•

the quality and integrity of the annual audited financial statements with management, including issues relating to accounting and auditing principles and practices, as well as the adequacy of internal controls, and compliance with regulatory and legal requirements;

•	the qualifications and independence of the independent auditors; and

•

management’s, as well as the independent auditors’, analysis regarding financial reporting issues and judgments made in connection with the preparation of our financial statements, including those prepared quarterly and annually, prior to filing our quarterly reports on Form 10-Q and annual report on Form 10-K.

          The audit committee has reviewed the audited financial statements provided by PWC and has discussed them with both management and the independent auditors.  The audit committee has also discussed with management and PWC those matters requiring discussion by the Codification of Statements of Auditing Standards, AU § 380 (“SAS 61”) as currently in effect, including the independence of PWC.  Additionally, the audit committee reviewed the written disclosures and the letter from PWC required by the Independence Standards board Standard No.1 (Independence Discussions with Audit Committees), as currently in effect.  The audit committee also received reports from PWC regarding all critical accounting policies and practices used by the Company, any alternative treatments of financial information used, generally accepted accounting principles that have been discussed with management, ramifications of the use of alternative treatments and the treatment preferred by PWC and other material written communications between PWC and management, including management letters and schedules of adjusted and unadjusted differences.

          In making its recommendation to ratify the appointment of PWC as Emisphere’s independent auditors for 2004, the audit committee has considered whether the non-audit services provided by PWC are compatible with maintaining the independence of PWC.

          Based upon the review and discussions referenced above, the audit committee has recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and be filed with the SEC.

          A copy of the audit committee’s charter is included as Appendix A to this Proxy Statement.

The Members of the Audit Committee
Arthur Dubroff (Chairman)
Michael E. Black
Robert J. Levenson

PROPOSAL 2:   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Item 2 on the Proxy Card)

          The Audit Committee has selected PWC to serve as independent auditors for the fiscal year ending December 31, 2004. PWC has served as Emisphere’s independent auditors since November 1991.

          The affirmative vote of holders of a majority of the shares present in person or by proxy is required for the ratification of the appointment of PWC as Emisphere’s independent auditors for 2004.

          The board of directors deems the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of Emisphere for 2004 to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote “FOR” Proposal 2.

          A representative of PWC is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.  If this selection is not ratified, the audit committee will reconsider its choice. Even if this selection is ratified, the audit committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such an appointment would be in the best interests of the company and its stockholders.

Independent Auditors’ Fees

          The following table presents fees for professional audit services rendered by PWC for the audit of our annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by PWC during the respective periods.

Types of Fees	2003	2002

Audit Fees (1)	$158,000	$162,000
Audit Related Fees (2)	—	54,000
Tax Fees (3)	27,500	25,850
All Other Fees (4)	—	16,950

(1)

Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements, quarterly review of financial statements included in the Company’s Forms 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees include professional services related to the audit of the Company’s financial statements, consultation on accounting standards or transactions.

(3)	Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)	All other fees are for services related to our employee benefit plans reporting and documentation requirements.

          The audit committee has determined that the independent auditors’ provision of non-audit services in 2003 is compatible with and does not impair the auditors’ independence.  All decisions regarding selection of independent auditors’ firms and approval of accounting services and fees are made by our audit committee in accordance with the provisions of the Sarbanes-Oxley Act and related SEC rules.  Except as set forth in the last sentence of the next paragraph there are no exceptions to the policy of securing prior approval by our audit committee for any service provided by our independent auditors’ firm.  Less than 50% of the hours expended on PWC engagement to audit the Company’s financial statements for the Fiscal Year 2003 were attributed to work performed by persons other than PWC’s full-time, permanent employees.

Pre-approval Policy and Procedures

          The audit committee pre-approves all audit and permissible non-audit services provided by the independent auditors; these services may include audit services, audit related services, tax services and other services. The committee has adopted a policy for the pre-approval of services provided by the independent auditors, where pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. For each proposed service, the independent auditor is required to provide detailed communication at the time of approval. The committee may delegate pre-approval authority to one or more of its members, who must report same to the Committee members at the next meeting.  The audit committee, after discussion with PWC, agreed that any additional audit or tax service fees up to and including the sum of $5,000 could be paid by the Company, subject to the pre-approval of the audit committee chairman; and any PWC proposed services estimated to cost in excess of $5,000 require the pre-approval of the audit committee.

PROPOSAL 3:  TO APPROVE AND ADOPT THE AMENDMENT AND RESTATEMENT
OF THE 2000 STOCK OPTION PLAN
(Item 3 on the Proxy Card)

          Emisphere’s board of directors has determined that additional shares of Common Stock should be made available for grant of stock options to Emisphere’s employees, directors and consultants who will be responsible for the Company’s profitability and long-term future growth.  On March 10, 2004, the board of directors amended and restated the 2000 Plan effective as of April 1, 2004, subject to stockholder approval, to increase the maximum number of shares of the Common Stock available for the grant of stock options under the 2000 Plan by 900,000, which is the number of unused options under the 1991 Stock Option Plan previously approved by the stockholders. The increase in the number of shares reserved for issuance under the 2000 Plan will not result in an increase in the total number of shares that would have been reserved for stock option grants under the 1991 Plan and the 2000 Plan, had the 1991 Plan continued in effect. The 2000 Plan, as amended and restated, also incorporates minor miscellaneous changes that do not require stockholder approval (these include the ability to permit participants to transfer non-statutory stock options to certain family members and incentive stock options to the extent permitted by law and the ability of the administrator to delegate its duties and responsibilities under the 2000 Plan).

          The affirmative vote of holders of a majority of the shares present in person or by proxy is required for the approval and adoption of the proposal to amend and restate the 2000 Plan.

          The board of directors deems the adoption and approval of the amendment and restatement of the 2000 Plan to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote “FOR” Proposal 3.

          If the amendment and restatement of the 2000 Plan is not approved by the stockholders, the Company will have to reevaluate how Emisphere will provide incentives to existing and future employees, directors and consultants. The following description of the 2000 Plan, as amended and restated, is a summary of its principal provisions and is qualified in its entirety by reference to the 2000 Plan, which may be obtained by contacting our Investor Relations Department at (914) 347-2220.

The 2000 Plan Summary

          Goal. The goals of the 2000 Plan include: (i) the hiring and retention of the best available personnel; (ii) providing additional incentives to Emisphere’s employees, directors and consultants; and (iii) promoting the success of our business.  Options granted under the 2000 Plan may be incentive stock options (“ISOs”) or non-statutory stock options (“NSOs”), as determined by the plan administrator at the time of grant. ISOs are options that are intended to qualify under section 422 of the Code and may be granted only to our employees and employees of certain affiliates.  All options that are not intended to be ISOs are referred to as NSOs and may be made to our employees, directors and consultants and to employees of affiliates.

          Eligibility. Options granted under the 2000 Plan may be made to our employees, directors and consultants.

          Grants Under the Plan.  The 2000 Plan currently provides for the grant of options to purchase a maximum of 1,419,500 shares of Emisphere Common Stock. As of December 31, 2003, there are 175,242 options available for grant under this plan. We propose to increase this maximum amount by 900,000 shares (which is the number of unused options under the 1991 Stock Option Plan previously approved by stockholders), to be used for purposes of granting options under the 2000 Plan.

          Administration. The 2000 Plan is administered by the compensation committee, each member of which is intended to be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, an “independent director” within the meaning of NASD Rule 4200(a)(15) (or such other applicable stock exchange rule) and an “outside director” within the meaning of Section 162(m) of the Code, to the extent that Rule 16b-3 under the Exchange Act and Section 162(m) of the Code are applicable. The members of the compensation committee may be changed at any time and from time to time, at the discretion of our board.

          The compensation committee has full power and authority, subject to those orders or resolutions not inconsistent with the provisions of the 2000 Plan, as may be issued or adopted by our board, to, among other things, interpret the provisions of the 2000 Plan and option agreements made under the 2000 Plan and to take such further action as deemed necessary in order to carry out the provisions of the 2000 Plan.  The compensation committee also has discretion to delegate its responsibilities (to the extent permitted by law) and to authorize an officer to grant options and/or execute on behalf of the Company any instrument required to effect the grant of an award. The compensation committee’s decisions, interpretations and determinations shall be final and binding on all holders of options under the 2000 Plan.

          Maximum Shares to be Issued. The maximum number of shares that may be issued pursuant to the grant of options under the 2000 Plan, as amended (by the adoption of Proposal 3), would be 2,319,500 shares in the aggregate, of which approximately 1,244,258 have been granted as of December 31, 2003.  In the event a stock option granted under the 2000 Plan expires or terminates prior to exercise, such shares will thereafter be available for further option grants.

          Terms of Stock Option Grants. The compensation committee is authorized in its discretion to grant or award incentives of Common Stock, utilizing ISOs and NSOs, as defined above.  Options may be granted to participants singly or in any combination that the compensation committee deems appropriate, provided that the maximum number of shares covered by options that any optionee may be granted during the duration of the 2000 Plan is eighty  percent  (80%) of the total number of shares authorized for issuance under the 2000 Plan as of the date the Plan was originally approved by stockholders.

          The terms of option grants are set forth in written option agreements, which contain such terms and conditions determined by the compensation committee.  These option agreements will specify whether or not an option is intended to be an ISO, the rate at which the option becomes exercisable, the date on which the option may be exercised and the period of time during which the option may be exercised following termination of employment.  Subject to the provisions of the 2000 Plan, no option may be exercised more than 10 years after the date of grant.  Options that are not exercised during the term established by the compensation committee will expire without value.  Unless otherwise provided in the terms of an option agreement, each option may be exercised only during the continuance of the optionee’s status as our employee, consultant or director or for 90 days following termination as a service provider for reasons other than cause.

          The per share exercise price of ISOs granted under the 2000 Plan must be at least equal to the fair market value (“FMV”) of a share of Common Stock on the date of grant.  If the aggregate FMV (determined as of the date of grant) of the ISOs that first become exercisable by a participant in any calendar year exceeds $100,000, the excess are to be treated as NSOs to the extent required by section 422 of the Code.  The exercise price of NSOs is determined by the compensation committee, but with respect to NSOs intended to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code, the exercise price must be at least equal to the FMV of a share of Common Stock on the date of the grant.  With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of outstanding capital stock, the exercise price of any ISO granted must be at least equal to 110% of the FMV on the grant date, and the term of the ISO must not exceed five years.

          The compensation committee shall determine the acceptable form of consideration for exercising an option, including the method of payment.  In the case of an ISO, the compensation committee will determine the acceptable form of consideration at the time the ISO is granted.

          Restrictions on Transfer. No option granted under the 2000 Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the optionee other than by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee. However, the compensation committee may determine at the time of grant or thereafter that an NSO that is otherwise not transferable may be transferred to certain “family members” in whole or in part and in such circumstances, and under such conditions, as specified by the compensation committee, and may also determine that an ISO may be transferred to the extent permitted by applicable law.

          Federal Income Tax Consequences. The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the 2000 Plan. In addition, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are their interpretations and applications which may vary in individual circumstances.

          This summary is not intended to be complete and does not describe state, local or foreign income and other tax consequences. Participants in the 2000 Plan and all other stock plans  are urged to consult their own tax advisors with respect to the consequences of their participation in the 2000 Plan or any other stock plan.

          Incentive Stock Options. In general, no taxable income is realized by the optionee upon the grant or exercise of an ISO (subject to satisfaction of the applicable holding periods, as described below).  If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by the optionee within two (2) years after the date of grant or within one (1) year after the exercise of the option, then (1) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to us for federal income tax purposes. If the shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of the disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares), over the option price paid for the shares, and (2) the optionee’s employer will generally be entitled to deduct such amount for federal income tax purposes, if the amount represents an ordinary and necessary business expense, subject to Section 162(m) of the Code. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer. Subject to certain exceptions for disability and death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as an NSO. The exercise of an ISO can affect the optionee’s liability for alternative minimum tax (“AMT”). In substance, an optionee is required to pay the higher of his AMT liability or his “regular” income tax liability. An optionee exercising an ISO with respect to unrestricted stock will have income, for purposes of determining the base for the application of the AMT, in an amount equal to the spread between the option price for the shares and the fair market value of the shares at the date of exercise. In general, the spread at exercise will not be taken specially into account for AMT purposes if the optionee makes, within the same year of exercise, a disqualifying disposition under the Code of those shares received upon exercise.

          Non-statutory Stock Options.  An optionee will generally not recognize any taxable income upon the grant of an NSO and we will not be entitled to a tax deduction with respect to the grant of an NSO. Upon exercise of an NSO, the excess of the fair market value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes.  We will generally be entitled to a tax deduction at such time in the amount of such compensation income, subject to Section 162(m) of the Code.  The optionee’s tax basis for the Common Stock received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price.  In the event of a sale of Common Stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss, if the holding period for such Common Stock is more than one year.

          Certain Other Tax Issues.  In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation); (ii) in the event that the exercisability or vesting of any option or award of restricted stock is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes; and (iii) officers and directors of the Company subject to section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their awards.

          New Plan Benefits.  No options have been granted in contemplation of the adoption of the amendment and restatement of the 2000 Plan.  Because future awards under the 2000 Plan will be based upon prospective factors including the nature of services to be rendered by service providers, and their potential contributions to the success of the Company, actual option grants cannot be determined at this time.

          Amendment.  Our board of directors may at any time amend, alter, suspend or terminate the 2000 Plan, but no such amendment may be made without the approval of stockholders to the extent required by applicable law, rules or regulations, and no amendment or termination may adversely affect the rights of an optionee with respect to an outstanding option.

PROPOSAL 4:  TO APPROVE AND ADOPT THE AMENDMENT AND
RESTATEMENT OF THE DIRECTOR STOCK PLAN
(Item 4 on the Proxy Card)

          Emisphere’s board of directors has determined that the equity compensation component of director compensation should be changed to be able to attract and retain non-employee directors through the grant of NSOs and restricted stock.  The Director Stock Plan has been amended and restated effective as of April 1, 2004, subject to stockholder approval, to provide for the grant of nondiscretionary awards of restricted stock in lieu of half of a director’s Annual Board Retainer.  The Director Stock Plan, as amended and restated, also incorporates other changes that do not require stockholder approval (these include restructuring the nondiscretionary option grants and that a change in status from a director to an “emeritus director” of the Company will not be considered to be a termination of directorship for certain purposes).  If the ability to grant nondiscretionary awards of restricted stock is approved by stockholders, the Director Stock Plan will be referred to as the Company’s Stock Incentive Plan for Outside Directors.

          The affirmative vote of holders of a majority of the shares present in person or by proxy is required for the approval and adoption of the proposal to amend and restate the Director Stock Plan.

          The board of directors deems the adoption and approval of the amendment and restatement of the Director Stock Plan to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote “FOR” Proposal 4.

          If the amendment and restatement of the Director Stock Plan is not approved by the stockholders, the Company will have to reevaluate how Emisphere will provide incentives to directors.  The following description of the Director Stock Plan, as amended and restated, is a summary of its principal provisions and is qualified in its entirety by reference to the Director Stock Plan, which may be obtained by contacting our Investor Relations Department at (914) 347-2220.

The Director Stock Plan Summary

          Purpose.  The purpose of the Director Stock Plan is to enable the Company to attract and compensate eligible directors and encourage the highest level of performance by providing them with a proprietary interest in the Company’s success and progress through the grant of NSOs, and if approved by stockholders, shares of restricted stock.

          Eligible Directors.  The eligible participants in the Director Stock Plan are the Company’s directors who are neither officers nor employees of the Company and who do not own five percent or more of the shares of the Common Stock outstanding.  As of April 1, 2004, there are currently [six (6)] directors eligible to participate in the Director Stock Plan.

          Stock Option Grants Under the Director Stock Plan.  Under the Director Stock Plan, as amended and restated effective as of April 1, 2004, each eligible director will receive a stock option to purchase 7,000 shares of Common Stock on the date of each regular annual stockholders’ meeting, provided that he or she is an eligible director on each grant date.  The stock options vest on the six (6) month anniversary of the applicable grant date, provided the director continuously serves as a director from the grant date through such vesting date.  Any director that holds any unvested stock options as a result of grants under the Director Stock Plan prior to April 1, 2004, will not be eligible to receive any additional stock option grants unless and until all such outstanding stock options fully vest.

          All options granted under the Director Stock Plan will have an exercise price per share equal to the fair market value of the Common Stock as of the date of grant and will expire ten (10) years from the date of grant.  Option grants made prior to April 1, 2004, will vest and become exercisable with respect to 7,000 shares on each anniversary of the date of grant.  Option grants made on or after April 1, 2004, will fully vest six (6) months after the applicable grant date, provided the director continuously serves as a director from the grant date through such vesting date.

    Restricted Stock Grants Under the Director Stock Plan. Subject to stockholder approval, in order to more closely align a director’s interest with those of the stockholders, 50% of a director’s Annual Board Retainer will be paid in the form of shares of restricted stock granted under the Director Stock Plan on the date of each regular annual stockholders’ meeting, provided that he or she is an eligible director on each grant date. The number of shares of restricted stock granted will be determined by dividing 50% of the Annual Board Retainer (e.g., $10,000) by the closing price of the Common Stock on the grant date. The shares of restricted stock will vest on the six (6) month anniversary of the grant date, provided the director continuously serves as a director from the grant date through such vesting date.

          Administration. The Plan is administered by the Board of Directors of the Company.

          Maximum Shares to be Issued. The maximum number of shares that may be subject to awards under the Director Stock Plan is 725,000 in the aggregate (subject to anti-dilution adjustments). In the event a stock option granted under the Plan expires or terminates prior to exercise, the shares subject thereto will thereafter be available for further options grants. If restricted stock awarded under the Director Stock Plan is forfeited for any reason, the number of forfeited shares will again be available for the purposes of awards under the Director Stock Plan. As of December 31, 2003, there are 184,000 shares available for grant of options and restricted stocks under this plan.

          Restrictions on Transfer. No award under the Director Stock Plan may not be transferred by a director other than by will or by the laws of descent and distribution and may be exercised during the director’s lifetime only by the director. However, the board of directors may determine at the time of grant or thereafter that an option that is otherwise not transferable may be transferred to certain “family members” in such circumstances, and under such conditions, as specified by the board of directors.

          Federal Income Tax Consequences. The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to NSOs under the Director Stock Plan. In addition, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are their interpretations and applications which may vary in individual circumstances.

          This summary is not intended to be complete and does not describe state, local or foreign income and other tax consequences. Participants in the Director Stock Plan and all other stock plans are urged to consult their own tax advisors with respect to the consequences of their participation in the Director Stock Plan or any other stock plan.

    An optionee will generally not recognize any taxable income upon the grant of an NSO and we will not be entitled to a tax deduction with respect to the grant of an NSO. Upon exercise of an NSO, the excess of the fair market value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. We will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the Common Stock received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price. In the event of a sale of Common Stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss, if the holding period for such Common Stock is more than one year.

          Amendment. The Board of Directors of the Company may at any time amend or terminate the  Plan, provided that no such amendment may be made without the approval of the stockholders of the Company to the extent approval is required by applicable laws, rules, or regulations and provided further that no amendment or termination may adversely affect the rights of a director with respect to an outstanding award.

          Grant Information. If the current directors continue as directors indefinitely, effective as of April 1, 2004, each of them will be granted an option to purchase 7,000 shares of Common Stock on the date of each regular annual stockholders’ meeting, provided that any outstanding stock options granted prior to April 1, 2004 are fully vested. In addition, each director will receive a number of shares of restricted stock determined by dividing 50% of the Annual Board Retainer (e.g., $10,000) by the closing price of the Common Stock on the date of the Company’s regular annual stockholders’ meeting, subject to stockholder approval. The information regarding the award grants under the Director Stock Plan set forth in the table below provides the number of options and shares of restricted stock that would be granted during one year to each of the current eligible directors assuming that no new directors will be added to the board of directors and that all options granted to any such director under the Director Stock Plan prior to April 1, 2004, are fully vested.

Non-employee directors	Dollar Value of Stock Options ($) (1)	Dollar Value of Restricted Stock($) (2)	Number of Options and Restricted Stock (3)

Howard M. Pack	—	$10,000	7,000 options
Robert J. Levenson	—	$10,000	7,000 options
Arthur Dubroff	—	$10,000	7,000 options
Stephen K. Carter	—	$10,000	7,000 options
Michael E. Black	—	$10,000	7,000 options

(1) The dollar value is not determinable since all options under the Director Stock Plan will be granted at an exercise price equal to the fair market value of the Common Stock on the grant date.

(2)    The dollar value of each annual award of restricted stock is equal to 50% of the Annual Board Retainer. While the dollar value of the restricted stock is determinable, the number of shares of restricted stock is not determinable because the number is based on the fair market value of the Common Stock on the date of the Company’s annual stockholders’ meeting.

(3)    Since the number of share of restricted stock granted to each director is based on the fair market value of the Common Stock on the date of grant, the number of shares of restricted stock to be awarded to each director is not determinable. However, assuming that 50% of a director’s Annual Board Retainer is $10,000 and the fair market value of a share of Common Stock is $6.00, a director would receive an award of 1,667 shares of restricted stock.

SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY PLANS

          The following table provides information as of December 31, 2003 about the Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of our board of directors under all of our existing equity compensation plans, including the 1991 Stock Option Plan, 1995 Stock Option Plan, 2000 Stock Plan, the 2002 Broad Based Plan, (collectively “the Plans” ) the Director Stock Plan, and the 1994 Qualified and Non-Qualified Employee Stock Purchase Plans (“ESPP”). Effective as of April 1, 2004, the Board does not intend to grant stock options under the 2002 Broad Based Plan.

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities remaining available for future Issuance under Equity Compensation Plans (excluding Securities reflected in Column 1)

The Plans
Equity Compensation Plans Approved by Security Holders The Plans	4,797,562	$15.43	191,189
Director Stock Plan	506,000	13.02	184,000
1994 Qualified and Non-qualified ESPP	—	—	537,573
Equity Compensation Plans not approved by Security Holders	532,279	$10.09	—

Total	5,835,841	$14.73	912,762

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth certain information, as of March 31, 2004, regarding the beneficial ownership of the Common Stock by (i) each director, including the Director Nominees; (ii) each Executive Officer; and (iii) all of our directors and Executive Officers as a group. The number of shares beneficially owned by each director or Executive Officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security) as well as any shares which the individual has the right to acquire as of May 30, 2004, sixty (60) days after March 31 2004.  Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

Name and Address (e)	Common Shares Beneficially Owned (a)		Common Shares Underlying Options (b)	Percent Of Class(g)

Michael M. Goldberg, M.D.	2,190,762	(c)	1,990,315	10.81%
Howard M. Pack (f).	181,563		81,200	*
Robert J. Levenson (f)	43,000	(d)	35,000	*
Arthur Dubroff.	—		—	*
Stephen K. Carter, M.D.	—		—	*
Michael E. Black	500		—	*
Mark. I. Greene, M.D., Ph.D.	93,000		93,000	*
Lewis H. Bender	253,020		239,420	1.37%
Shepard M. Goldberg	152,669		147,000	*
Steven M. Dinh, Sc.D.	174,819		161,000	*
Fredrick D. Cobb	18,426		11,788	*

All directors and executive officers as a group	3,107,759		2,758,723	14.69%

*	Less than 1%

(a)    The number of shares set forth for each director and executive officer consists of direct and indirect ownership of shares, including stock options that are currently exercisable or exercisable within 60 days.

(b)    The number of shares set forth for each director and executive officer consists of stock options that are currently exercisable and stock options that will be exercisable within 60 days of March 31, 2004 and are included in the number of shares set forth under the column “Total Shares Owned”.

(c)    Does not include 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.  Dr. Goldberg does not have voting nor investment power as to those shares underlying options.

(d)    Includes 1,000 shares held by the Robert J. and Mira Levenson Family Foundation, with respect to which shares Mr. Levenson disclaims beneficial ownership.  Mr. Levenson has voting and investment power as to those shares.

(e) Unless otherwise specified, the address of each beneficial owner is c/o Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.

(f)    A number of stock units have been credited as of March 31, 2004 to the account of each non-employee director participating in the Company’s Directors’ Deferred Compensation Stock Plan. These units are payable solely in shares of Company Common Stock following termination of service.  Messrs. Pack and Levenson and Dr. Greene have accumulated 2,767 shares, 2,651 shares and 1,657 shares respectively, in their account and do not have voting nor investment power as to those shares.

(g)    In determining the number and percentage of shares beneficially owned by each director and Executive Officer, shares that may be acquired by such person pursuant to options currently exercisable or exercisable within 60 days of March 31, 2004 are deemed to be outstanding for the purpose of determining the total number of outstanding Common Stock owned by a director or Executive Officer individually and by all directors and Executive Officers as a group.  However, these shares are not deemed to be outstanding for the purpose of computing the individual ownership percentage of any other person.

BENEFICIAL OWNERSHIP OF MORE THAN FIVE PERCENT OWNERS

          The following table sets forth information regarding beneficial owners of more than five (5%) percent of the outstanding shares of Common Stock as of March 31, 2004:

Name and Address	Number of Shares Beneficially Owned	Percent Of Class

Royce and Associates, LLC. (1)	1,754,200	9.60%
1414 Avenue of the Americas
New York, NY 10019

Viking Global Investors, LP. (2)	1,390,000	7.61%
280 Park Avenue
New York, NY 10017

HBK Investments, L.P. (3)	1,221,600	6.69%
300 Crescent Court
Dallas, TX. 75201

WM Advisors, Inc. (4)	1,018,400	5.57%
1201 Third Avenue
Seattle, WA 98101

(1)	Based on Schedule 13G/A filed on February 2, 2004 for the period ended December 31, 2003
(2)	Based on Schedule 13G/A filed on February 13, 2004 for the period ended December 31, 2003
(3)	Based on Schedule 13F filed on February 7, 2004 for the period ended December 31, 2003
(4)	Based on Schedule 13F filed on January 5, 2004 for the period ended December 31, 2003

          We are not aware of any change in the ownership of more than five percent (5%) holders as of March 31, 2004.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

          The Report of the Compensation Committee of the Board of Directors and the subsequent Performance Graph shall not be referenced by any general statement in this Proxy Statement, nor in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or any filing under the Exchange Act except to the extent that we specifically incorporate this information by reference, and this information is not otherwise deemed to be filed under either the Securities Act or the Exchange Act.

          Our executive compensation program is administered by the compensation committee of the board. The compensation committee, which is composed of non-employee directors, is responsible for reviewing with Company management and approving compensation policy and all forms of compensation for executive officers and directors in light of the Company’s current business environment and the Company’s strategic objectives. In addition, the compensation committee acts as the administrator of the Company’s stock option plans.  The compensation committee’s practices include reviewing and establishing executive officers’ compensation to ensure that base pay and incentive compensation are competitive to attract and retain qualified executive officers, and to provide incentive systems reflecting both financial and operating performance, as well as an alignment with stockholder interests. These policies are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and should reward executives for their contributions to the enhancement of stockholder value.

          The key elements of the executive compensation package are base salary (as determined by the competitive market and individual performance), the Executive Incentive Plan (which provides for annual incentive bonuses), the executive long term disability plan and other health and welfare benefits applicable to all employees, long-term incentive compensation in the form of participation in the Company’s 1994 Qualified and Non-Qualified Employee Stock Purchase Plans, and annual stock option grants. In general, the compensation committee has adopted the practice that compensation for executive officers should be competitive with market data reflected within the 50th-75th percentile of biotechnology companies for corresponding senior executive positions. The compensation committee utilizes stock options as a substantial portion of executive compensation in order to further align the interests of executives with those of Emisphere’s stockholders. The compensation committee’s policy with respect to stock options granted to executives is that grant prices should be equal to the fair market value of the Common Stock on the date of grant, that employee stock options should vest over a five-year period and expire in ten years from date of grant, and that options previously granted at exercise prices higher than the current fair market value should not be repriced.  Individual performance is measured against long term strategic goals, short term business goals, new business development, development of employees, fostering of teamwork and other Emisphere values.

          In determining the compensation for each executive officer, the compensation committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors and the chief executive officer regarding individual performance of each Executive Officer and (iii) qualitative measures of Emisphere’s performance, such as progress in the development of the Company’s technology, the engagement of corporate partners for the commercial development and marketing of products, effective corporate governance, fiscal responsibility, and the success of Emisphere in raising funds necessary to conduct research and development, as well as the pace at which the Company continues to advance its technologies in various clinical trials. The compensation committee’s consideration of these factors is subjective and informal.

          The 2003 salary of our Chief Executive Officer, Michael M. Goldberg, M.D., in the amount of $494,271, was set in accordance with the terms of his employment agreement.  See the caption “Employment Agreements” for a discussion of Dr. Goldberg’s employment agreement.

Members of the Compensation Committee:
Robert J. Levenson (Chairman)
Michael E. Black
Stephen K. Carter, MD
Howard M. Pack

COMPARATIVE STOCK PERFORMANCE GRAPH

          The graph and table below compare the cumulative total stockholder return on Emisphere’s Common Stock with the cumulative total stockholder return of (i) the NASDAQ Stock Market (U.S.) Index and (ii) the NASDAQ Pharmaceutical Index, assuming an investment of $100 on December 31, 1998 in each of the Company’s Common Stock, the stocks comprising the NASDAQ Market Index and the stocks comprising the NASDAQ Pharmaceutical Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG EMISPHERE TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ PHARMACEUTICAL INDEX

DOLLARS
250
200
150
100
50
0
12/98
12/99
12/00
12/01
12/02
12/03
EMISPHERE TECHNOLOGIES, INC.
NASDAQ STOCK MARKET (U.S.)
NASDAQ PHARMACEUTICAL

* $100 invested on 12/31/98 in stock or index-
including reinvestment of dividends.
Fiscal year ending December 31.

Measurement Date	Emisphere	NASDAQ Market	NASDAQ Pharm.

12/31/98	100	100	100
12/31/99	192	185	189
12/31/00	160	112	235
12/31/01	204	89	200
12/31/02	22	61	130
12/31/03	35	92	190

Executive Compensation

The following table sets forth information regarding the aggregate compensation Emisphere paid during 2003, 2002 and 2001 to our Chief Executive Officer and each of our other Executive Officers whose total compensation exceeded $100,000:

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long Term Compensation

Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation		Securities underlying Options	All Other Compensation (8)

Michael M. Goldberg, M.D. Chairman and Chief Executive Officer	2003	506,861	(1)	—	29,394	(6)	—	49,468
	2002	449,521		200,000	55,604	(6)	622,315	49,453
	2001	425,375		—	11,697	(6)	320,000	45,108
Lewis H. Bender Senior Vice President of Business Development	2003	290,472		—			30,000	8,000
	2002	302,502	(2)	75,000			30,000	8,000
	2001	268,667	(2)	—			60,000	6,800
Shepard M. Goldberg Senior Vice President, Operations	2003	269,773	(3)	—			30,000	8,000
	2002	254,770	(3)	84,000			30,000	8,000
	2001	231,095	(3)	—			30,000	6,800
Steve M. Dinh Vice President of Research Technology and Development	2003	258,451	(4)	—			30,000	8,000
	2002	270,542	(4)	67,500			25,000	8,000
	2001	237,667		—			20,000	6,800
Fredrick D. Cobb Corporate Controller	2003	198,461	(5)	—	7,500	(7)	20,000	8,000
	2002	167,542		—	15,000	(7)	20,000	8,000
	2001	141,637		—	13,500	(7)	1,980	2,300

(1)	Includes payment of $26,615 in 2003 for previously accrued vacation.

(2)	Include payments of $5,460 and $22,418 in 2003 and 2002 respectively, for previously accrued vacation.

(3)	Include payments of $12,798, $4,644 and 17,866 in 2003, 2002 and 2001 respectively, for previously accrued vacation.

(4)	Include payments of $3,901 and $21,131 in 2003 and 2002 respectively, for previously accrued vacation.

(5)	Includes payment of $2,308 in 2003 for previously accrued vacation.

(6)	Includes other perquisites (preparation of tax returns, personal usage of company car) required to be disclosed.

(7)	Represents payments for relocation.

(8)

Other compensation consists of matching contributions that were made under a defined contribution plan available to substantially all employees plus any split dollar life insurance payments (not included in the Compensation column).

Option Grants during the 2003 Fiscal Year

          The following table sets forth information with respect to option grants to the named executive officers during the fiscal year ended December 31, 2003:

•	the number of shares of Common Stock underlying options granted during the year;

•	the percentage that such options represent of all options granted to employees during the year;

•	the exercise price (which in each case was equal to the fair market value of the stock on the date of grant);

•	the expiration date; and

•	the present value, as of the grant date, of the options under the option pricing model discussed below.

          The present value of the options as of the date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in the footnote to the table. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the Common Stock over the option exercise price at the time of exercise.

Name	Number Of Shares Underlying Options Granted (1)	Percent Of Total Option Shares Granted to Employees	Exercise Price Per Share	Expiration Date	Grant Date Present Value (2)

Lewis H. Bender	30,000	5.37%	$2.99	5/15/2013	$66,000
Shepard Goldberg	30,000	5.37%	$2.99	5/15/2013	$66,000
Steven Dinh	30,000	5.37%	$2.99	5/15/2013	$66,000
Fredrick Cobb	20,000	3.58%	$5.35	1/28/2013	$78,600

(1)

Does not include options granted quarterly under our ESPP which expire 6 months following the date of grant and are based on the lower of the fair market value on the date of grant or 85% of the fair market value on the date of exercise.

(2)	The estimated present value at grant date of options granted during fiscal year 2003 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions:
	a.	Expected life: 5 years
	b.	Risk free interest rate: 3.26%
	c.	Dividend yield: 0.0%
	d.	Expected volatility: 95%

The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” In each case the options vest in five equal annual installments beginning on the first anniversary of the date of grant.

Aggregate Option Exercises and Year-end Option

          The following table sets forth information as to the exercises of options during year 2003, and the number and value of unexercised options held by the Executive Officers as of December 31, 2003:

	Exercises		Number of Shares Underlying Unexercised Options at December 31, 2003			Value of Unexercised In-the-Money Options at December 31, 2003

Name	Number of Shares Acquired	Value Realized	Exercisable		Un-Exercisable	Exercisable	Un-Exercisable

Michael M. Goldberg	—	—	1,960,315	(1)	432,000	$25,920	$103,680
Lewis H. Bender	—	—	221,420		126,000	$48,411	$124,260
Shepard M. Goldberg	—	—	135,000		90,000	$12,840	$124,260
Steven Dinh	—	—	127,000		98,000	$10,700	$115,700
Fredrick D. Cobb	—	—	6,592		38,388	$6,848	$28,792

(1)     Includes 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.

The above table does not include shares acquired under our 1994 Qualified ESPP or 1994 Non-Qualified ESPP.

TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

Employment Agreements

          In July 2000, we entered into an employment agreement with Michael M. Goldberg, M.D.  Pursuant to the agreement, Dr. Goldberg is to serve as Chairman and Chief Executive Officer of Emisphere at an annual salary of $480,246 in 2003.

          The employment agreement provides, among other things, that, upon termination by Emisphere without Cause or by Dr. Goldberg for Good Reason prior to a Change of Control (as each capitalized term is defined in the agreement)  we will make monthly severance payments for a period of 24 months, each equal to one month’s base salary and target bonus.  In addition, upon such termination all unvested stock options and restricted stock awards will immediately vest in full.  Continued participation in medical, health and life insurance programs will be for 24 months.

          In the event that within two years after a Change of Control, Dr. Goldberg’s employment is terminated  without Cause or for Good Reason (as each capitalized term defined in the agreement), Emisphere will make severance payments equal to the greater of (x) three times the amount of the base salary and target annual bonus payable under the agreement or (y) the present value of the base salary and target annual bonus payable under the agreement.  In addition, upon such termination all unvested stock options and restricted stock awards will immediately vest in full.  Continued participation in medical, health and life insurance programs will be for 36 months.

          Dr. Goldberg’s employment agreement permits an annual renewal for successive one year terms unless at least 180 days prior to the expiration of the original term or any renewal term, the board or Dr. Goldberg notifies the other party in writing that they are electing to terminate the employment agreement at the expiration of the current term.  Dr. Goldberg’s employment agreement has been extended through July 31, 2005 by operation of the automatic renewal provision.

Other Transactions

          In July 2000 (prior to the enactment date of the Sarbanes-Oxley Act), Emisphere extended a loan to Dr. Goldberg in the amount of approximately $1.5 million pursuant to a secured promissory note bearing a variable interest rate based upon LIBOR plus 1.0% (2.4% at December 31, 2002 and 2.1% at December 31, 2003).  The proceeds of the loan were used to pay the exercise price and income taxes resulting from Dr. Goldberg’s exercise of stock options immediately prior to their expiration on December 31, 2001. The loan is collateralized by the stock (100,243) issued upon exercise of the stock options.  The principal is due the earlier of July 31, 2005 or upon the sale of stock held as collateral.

          In December 2003 we accepted an offer from a real estate developer to purchase our Farmington facility and entered into a contract of sale.  We were introduced to the purchaser of the Farmington facility by Rob Beyer, the son-in-law of Howard Pack, a director of the company.  We are unaware as to the nature of Mr. Beyer’s interest in the transaction, if this transaction is successfully completed.  However, neither Mr. Beyer nor Mr. Pack will receive any fee from us.  This relationship was disclosed to our board of directors at the time that this contract was presented to the board for approval, and Mr. Pack abstained from the related discussion and vote.  The sale price in the sale contract is higher than any other offer that was received.

          During 2003, two members of the board of directors Drs. Jene E. Goyan and Joseph R. Robinson resigned their board positions.  They each entered into a consulting agreement with a 2 year term and compensation of $30,000 per year.  In addition, they each received 40,000 options to buy shares of the Company’s Common Stock.  These options will vest over a period of two years and will expire by November 13, 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules of the Securities and Exchange Commission (the “SEC”) require our directors, Executive Officers and persons who own more than 10% of Common Stock to file reports of their ownership and changes in ownership of Common Stock with the SEC. Our employees generally prepare these reports on the basis of information obtained from each director and Executive Officer. Based on written representations of the Company’s directors and Executive Officers and on confirmation that no Form 5 was required to be filed, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by its directors, Executive Officers and greater than ten (10%) percent owners during the last fiscal year, were filed on time, except for a report by Mr. Howard M. Pack with respect to the acquisition of 10,000 shares by his spouse on November 21, 2003.  On December 10, 2003, the omission was reported by Mr. Pack and a Form 4 was immediately filed.

PROPOSALS OF STOCKHOLDERS FOR 2005 ANNUAL MEETING

          Stockholders may submit proposals on matters appropriate for stockholder action at our annual stockholder meetings. In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by us at our principal executive office no later than December 8, 2004.

          For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year’s annual stockholder meeting (the “2005 Annual Meeting”), the stockholder must also give Emisphere written notice of the proposal.  Our By-Laws provide that in order to be timely, a stockholders’ notice must be received by Emisphere at the principal executive offices not less than 30 days or more than 60 days prior to the meeting.

          Notice of intention to present proposals at the 2005 Annual Meeting should be addressed to:  Secretary, Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.

OTHER BUSINESS

          The board of directors knows of no other business to be acted upon at the meeting.  However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in their discretion.

          The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote.  Therefore, whether or not you intend to attend the meeting, please vote your shares by internet, by phone, or by signing the proxy and returning it in the enclosed envelope.

By order of the Board of Directors

Elliot M. Maza
Corporate Secretary

Tarrytown, New York
April 16, 2004

APPENDIX A
EMISPHERE TECHNOLOGIES, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
(as amended and restated by the board of directors on February 5, 2004)

I. Members.  The Board of Directors of Emisphere Technologies, Inc. shall appoint an Audit Committee of at least three members, consisting entirely of independent directors, and shall designate one member as chairperson.  For purposes hereof, an “independent” director is a director who meets the National Association of Securities Dealers, Inc. definition of “independence” as determined by the Board.  Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.  The Board shall determine whether at least one member of the Committee qualifies as an “Audit Committee Financial Expert” in accordance with rules implementing Section 407 of the Sarbanes-Oxley Act.  Any Committee member who has been determined to be an “Audit Committee Financial Expert” shall not, as a result of such determination, have any responsibilities, duties, obligations or liabilities supplemental to those such member already has undertaken as a member of the Committee.  Likewise, the determination of an Audit Committee Financial Expert on the Committee does not otherwise affect the responsibilities, duties, obligations or liabilities of any other member of the Committee.  Furthermore, the determination of a member as an Audit Committee Financial Expert shall not make such person an expert for any purpose, including without limitation under Section 11 of the Securities Act or under applicable fiduciary laws.  The determination by the Board that any person is an Audit Committee Financial Expert is solely disclosure-based and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act.

II. Purposes, Duties, and Responsibilities.  The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for oversight of the integrity of the Company’s financial statements and reporting practices, the compliance with legal, ethical and regulatory requirements, and the independence, qualifications and performance of the Company’s independent auditor. It is the overall responsibility of the members of the Audit Committee to exercise their business judgment to act in what they reasonably believe to be  the best interests of the Company and its stockholders.

The Audit Committee shall be responsible for overseeing the preparation of the report required by the rules of the Securities and Exchange Commission (“the SEC”) to be included in the Company’s annual proxy statement.

In addition, the Committee’s responsibilities and duties will include (but are not limited to) the following:

1.	Make regular reports to the Board.

2.

Maintain the sole authority to retain, compensate and terminate the independent auditor and to pre-approve all auditing services and non-audit services proposed to be provided by  the independent auditor.

3.	Set clear Company hiring policies for persons who are or were employees of the independent auditor.

4.	Maintain free and open communication with the independent auditor and the Company’s management.

5.	Establish and implement procedures for the receipt, retention and treatment of complaints from company employees on accounting, internal accounting controls or auditing matters.

6.

Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under the Management’s Discussion and Analysis of Financial Condition and Results of Operation, included in periodic  reports and registration statements filed with the SEC.

7.

Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including significant changes in the Company’s selection or application of accounting principles.

8.	Review and discuss with management and the independent auditor major issues as to the adequacy of the Company’s internal controls and any steps adopted in light of material control deficiencies.

9.	Review and discuss with management and the independent auditor the effect of regulatory and accounting initiatives.

10.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Company’s Annual Report on Form 10-K and Quarterly report on Form 10-Q.

11.

Review the management letter provided by the independent auditor and the Company’s response to that letter and any problems or difficulties the auditor may have encountered including restrictions of the scope of activities or limited access to information.

12.	Review with management earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies.

13.

Review and discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

14.	Conduct an annual evaluation of the Audit Committee’s own performance and reassess annually the adequacy of this Charter and recommend changes to the Board.

15.	Review the Company’s processes that are designed to maintain an adequate system of internal controls.

16.	Monitor and review SEC/NASDAQ requirements with respect to Audit Committees.

17.	Be responsible for any other duties as may be assigned to the Committee by law, the Company’s Certificate of Incorporation or Bylaws, or the Board of Directors.

III. Limitation Of Audit Committee’s Role.  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditor.

IV. Outside Advisors.  The Audit Committee will have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications. The independent auditor reports directly to the Audit Committee.  The Audit Committee will obtain and review documents and/or reports describing the independent auditor’s internal quality control procedures, material issues raised by the most recent internal quality control review or peer review and all relationships between the independent auditor and the Company.

V. Operations.  The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or  telephonically, and at such times and places as the Committee determines. The Committee must prepare and maintain adequate and accurate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Audit Committee is governed by the same rules regarding meetings (including meetings by conference call or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Certificate of Incorporation or Bylaws of the Corporation, or (c) the laws of the state of Delaware. The Committee shall meet periodically with management and the independent auditor in separate executive sessions.

APPENDIX B
EMISPHERE TECHNOLOGIES, INC.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
(approved and adopted by the board of directors on February 5, 2004)

I. Members.  The Board of Directors of Emisphere Technologies shall appoint a Compensation Committee of at least three members, consisting entirely of independent directors, and shall designate one member as chairperson.  For purposes hereof, an “independent” director is a director who meets the National Association of Securities Dealers Inc. definition of “independence” as determined by the Board. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Additionally, members of the Compensation Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

II. Purposes, Duties, and Responsibilities.  The purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to compensation of the Company’s senior executives and officers as well as directors and produce the annual report on executive compensation for inclusion in the Company’s proxy statement.  It is the overall responsibility of the members of the Compensation Committee to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders.

The Compensation Committee shall be responsible for the consideration of stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation arrangements, including (but not limited to) the following:

1.

Reviewing with Company management and approving the compensation policy for executive officers and directors of the Company, and such other managers of the Company as directed by the Board. Establish the compensation of other senior executives and officers based upon the recommendation of the CEO.

2.

Reviewing with Company management and approving all forms of compensation (including all “plan” compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company.

3.

Acting as Administrator of the Company’s Stock Option Plans. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors (a) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”), and (b) amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder.

4.

Preparing a report (to be included in the Company’s proxy statement) which describes (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based, (b) the relationship of such compensation to the Company’s performance and (c) the Compensation Committee’s executive compensation policies applicable to executive officers, specifically addressing the other “named executive officers” included in the proxy statement.

5.

Evaluating the performance of the Office of the Chief Executive Officer (and such other executive officers as deemed appropriate) in light of the Company’s current business environment and the Company’s strategic objectives.

6.	Reviewing with Company management and approving recommendations with regard to aggregate salary budget and guidelines for all Company employees.

7.

Evaluating the need for, and provisions of, employment contracts/severance arrangements for the Chief Executive Officer and other executive officers, including change-in-control provisions, plans or agreements.

8.	Monitoring summary data on the Company’s employee population (e.g., total personnel costs, compensation benchmark data, employee diversity, turnover levels, etc.).

9.

Reviewing, approving, amending or modifying the terms of any compensation or benefit plan (subject, as required, to stockholder approval) as well as other benefit plans pertaining to senior executives and officers.

10.	Reviewing the compensation of directors for service on the Board and its committee and recommending changes in compensation to the Board.

11.	Annually evaluating the performance of the Compensation Committee and the adequacy of the committee’s charter.

12.	Performing such other duties and responsibilities as are consistent with the purpose of the Compensation Committee and as the Board or the Committee deems appropriate.

III. Subcommittees. The Compensation Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two members of the committee.

IV. Outside Advisors.  The Compensation Committee will have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.  Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

V. Operations.

The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically, and at such times and places as the Committee determines. The Committee must prepare and maintain adequate and accurate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Compensation Committee is governed by the same rules regarding meetings (including meetings by conference call or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Certificate of Incorporation or Bylaws of the Corporation, or (c) the laws of the state of Delaware.

APPENDIX C
EMISPHERE TECHNOLOGIES, INC.
GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
(approved and adopted by the board of directors on February 5, 2004)

I. Members. The Board of Directors of Emisphere Technologies shall appoint a Governance and Nominating Committee of at least three members, consisting entirely of independent directors, and shall designate one member as chairperson.  For purposes hereof, an “independent” director is a director who meets the National Association of Securities Dealers Inc. definition of “independence” as determined by the Board. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

II. Purpose, Duties, and Responsibilities. The Governance and Nominating Committee shall be  responsible for recommending to the Board the nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, and to review, evaluate and recommend changes to the Company’s Corporate Governance Guidelines, including (but not limited to) the following:

1.

Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s stockholders.

2.	Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of stockholders.

3.	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

4.	Assist in identifying, interviewing and recruiting candidates for the Board.

5.	Annually review the composition of each committee and present recommendations for committee memberships to the Board, as needed.

6.

In conjunction with the Compensation Committee, periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7.	Annually evaluate the performance and make recommendations pertaining to the Governance and Nominating Committee on the adequacy of the Committee’s charter.

8.	In addition, the Chair of the Committee will be responsible for leading the Board’s annual review of the chief executive officer’s performance in collaboration with the Compensation Committee.

III. Operations.

The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or  telephonically, and at such times and places as the Committee determines. The Committee must prepare and maintain adequate and accurate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Governance and Nominating Committee is governed by the same rules regarding meetings (including meetings by conference call or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Certificate of Incorporation or Bylaws of the Corporation, or (c) the laws of the state of Delaware.

IV. Outside Advisors.  The Governance and Nominating Committee will have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any consultant used to assist the Committee and to approve the consultant’s fees and other retention terms.  Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

APPENDIX D
EMISPHERE TECHNOLOGIES, INC.
STOCKHOLDER AND OTHER COMMUNICATION TO THE BOARD
(approved and adopted by the board of directors on March 29 2004)

How to Contact our Board

          You can contact any of our directors, by writing to them c/o Emisphere Technologies, Inc. 765 Old Saw Mill River Road, Tarrytown, NY 10591 USA. Employees and others who wish to contact the Board of Directors (the “Board”) or any member of the Audit Committee to report any complaint or concern with respect to accounting, internal accounting controls or auditing matters, may do so anonymously by using the address above. You can also submit a complaint or concern online at our website:  www.emisphere.com in the section designated, “Contact the Board of Directors”.

          1. Any communications directed to the Board of Emisphere Technologies, Inc. (“Emisphere”), or specifically to any member of the Board, from anyone who alleges or reports fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters are immediately forwarded to the Chairman of the Audit Committee, and after consultation, may be sent to the other members of the Audit Committee. The Chairman of the Audit Committee is responsible for appropriate action.

          2. All other communications directed to the board of directors, or to any member of the Board are initially reviewed by Emisphere’s Lead Independent Director (the “Lead Independent Director”), Robert J. Levenson.  The role of the Lead Independent Director is to monitor and support the activities of the members of the Board.  The Lead Independent Director is advised promptly of any such communication that alleges misconduct on the part of Emisphere’s management or raises legal, ethical or compliance concerns about Emisphere’s policies or practices.

          3. Typically, we do not forward to our independent directors communications from our stockholders or other communications which are of a personal nature or not related to the duties and responsibilities of the Board, including:

•	Junk mail and mass mailings

•	New product suggestions

•	Resumes and other forms of job inquiries

•	Opinion surveys and polls

•	Business solicitations or advertisements